Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

Advantagecars.com, Inc. (DE)
dba
Sterling McCall Hyundai
Genesis of Southwest Houston

Amarillo Motors-F, Inc. (DE)
dba
Gene Messer Ford of Amarillo
Gene Messer Lincoln of Amarillo
Gene Messer Auto Group
Gene Messer Ford of Amarillo Collision Center
Gene Messer Collision Center of Amarillo

Baron Development Company, LLC (KS)

Baron Leasehold, LLC (KS)

Bob Howard Automotive-East, Inc. (OK)
dba
South Pointe Chevrolet
South Pointe Truck Annex

Bob Howard Chevrolet, Inc. (OK)
dba
Bob Howard Chevrolet

Bob Howard Dodge, Inc. (OK)
dba
Bob Howard Chrysler Dodge Jeep Ram

Bob Howard Motors, Inc. (OK)
dba
Bob Howard Toyota
Bob Howard Auto Group

Bob Howard Nissan, Inc. (OK)
dba
Bob Howard Nissan

Bohn-FII, LLC (DE)

Bohn Holdings, LLC (DE)

Chaperral Dodge, Inc. (DE)
dba
Dallas Chrysler Dodge Jeep Ram
Dallas PDC

Danvers-S, Inc. (DE)
dba
Audi Peabody

Danvers-SB, Inc. (DE)
dba
Ira BMW of Stratham
BMW of Stratham
Ira Preowned of Exeter

Danvers-SU, LLC (DE)
dba
Ira Subaru

Danvers-T, Inc. (DE)
dba
Ira Toyota
Ira Toyota of Danvers
Ira Collision Center
Ira Collision Center of Danvers

Danvers-TII, Inc. (DE)
dba
Ira Toyota of Tewksbury
Ira Toyota II

Danvers-TL, Inc. (DE)
dba
Ira Lexus
Ira Lexus of Danvers

G1R Clear Lake, LLC (TX)

G1R Florida, LLC (DE)

G1R Mass, LLC (DE)

GPI, Ltd. (TX)

GPI AL-N, Inc. (DE)
dba
Nissan of Mobile

GPI AL-SB, LLC (DE)
dba
BMW of Mobile
BMW of Mobile Collision Center

GPI CA-DMII, Inc. (DE)

GPI CA-F, Inc. (NV)

GPI CA-SV, Inc. (DE)
dba
Volkswagen Kearny Mesa

Subsidiaries of Group 1 Automotive, Inc.

GPI CA-TII, Inc. (DE)
dba
Miller Toyota of Anaheim

GPI CC, Inc. (DE)
dba
Group 1 Automotive Call Center

GPI FL-A, LLC (NV)
dba
Audi North Miami

GPI FL-H, LLC (DE)
dba
Honda of Bay County

GPI FL-VW, LLC (DE)
dba
Volkswagen of Panama City

GPI GA-CC, LLC (GA)
World Collision Center at the Mall of Georgia
Mall of Georgia Collision Center

GPI GA-CGM, LLC (NV)
dba
Rivertown Buick GMC

GPI GA-DM, LLC (DE)
dba
Mercedes-Benz of Augusta

GPI GA-FII, LLC (DE)
dba
Jim Tidwell Ford
Group 1 Atlanta
Group 1 Automotive - Southeast Region
Tidwell Ford Collision Center
Tidwell Collision Center of Kennesaw

GPI GA-FIII, LLC (DE)
dba
Rivertown Ford

GPI GA-FM, LLC (NV)

GPI GA-SU, LLC (NV)
dba
Rivertown Subaru
Rivertown Bargain Center
Rivertown Auto Mall
Rivertown Auto Mall Bargain Center of Columbus

GPI GA-T, LLC (DE)
dba
World Toyota
World Toyota Collision & Glass Center
World Toyota Collision Center of Atlanta

GPI GA-TII, LLC (NV)
dba
Rivertown Toyota
Rivertown Supercenter
Rivertown Toyota Collision Center
Rivertown Collision Center of Columbus

GPI GA Holdings, Inc. (DE)

GPI GA Liquidation, LLC (DE)

GPI KS Motors, Inc. (DE)

GPI KS-SB, Inc. (DE)
dba
Baron BMW
Baron MINI
Baron BMW Collision Center
Baron Collision Center of Kansas City

GPI KS-SH, Inc. (DE)

GPI KS-SK, Inc. (DE)
dba
Shawnee Mission Kia

GPI LA-FII, LLC (DE)
dba
Rountree Ford
Rountree Lincoln

GPI LA-H, LLC (LA)
dba
Honda of Slidell

GPI MD-SB, LLC (DE)
dba
BMW of Annapolis
MINI of Annapolis
BMW of Annapolis Collision Center

GPI MS-H, Inc. (DE)
dba
Pat Peck Honda

GPI MS-N, Inc. (DE)
dba
Pat Peck Nissan
Gulfport Used Car Outlet

Subsidiaries of Group 1 Automotive, Inc.

GPI MS-SK, Inc. (DE)
dba
Pat Peck Kia

GPI NH-T, Inc. (DE)
dba
Ira Toyota of Manchester

GPI NH-TL, Inc. (DE)
dba
Ira Lexus of Manchester

GPI NJ-HA, LLC (NV)
dba
Elite Acura

GPI NJ-HII, LLC (NV)
dba
Boardwalk Honda

GPI NJ-SB, LLC (NV)
dba
BMW of Atlantic City
BMW of Atlantic City Collision Center

GPI NM-J, Inc. (NM)
dba
Jaguar Land Rover Albuquerque

GPI NM-LRII, Inc. (NM)
dba
Land Rover Santa Fe

GPI NM-SB, Inc. (NM)
dba
Sandia BMW
Sandia MINI

GPI NM-SBII, Inc. (NM)
dba
Santa Fe BMW
Santa Fe MINI

GPI NM-SC, LLC (NM)
dba
Sandia BMW Motorcycles

GPI NM-SCII, LLC (NM)
dba
Santa Fe BMW Motorcycles

GPI NM-TL, Inc. (NM)
dba
Lexus of Albuquerque
Lexus of Santa Fe

GPI NY Holdings, Inc. (NV)

GPI OK-HII, Inc. (NV)
dba
South Pointe Honda
South Pointe Used Car and Truck Center

GPI OK-SH, Inc. (DE)
dba
Bob Howard Hyundai

GPI SA, LLC (DE)

GPI SAC-T, Inc. (DE)
dba
Folsom Lake Toyota
Folsom Lake Collision Center
Folsom Lake Toyota Collision Center
Folsom Lake Used Car Outlet

GPI SC-SB, LLC (DE)
dba
BMW of Columbia
GP1 Collision Center of Columbia

GPI SC-SBII, LLC (DE)
dba
Hilton Head BMW

GPI SC-T, LLC (DE)
dba
Toyota of Rock Hill

GPI SC, Inc. (DE)
dba
Sterling McCall Collision Center of Jersey Village
Sterling McCall Collision of Jersey Village

GPI SC Holdings, Inc. (DE)

GPI SD-DC, Inc. (DE)

GPI TX-A, Inc. (NV)
dba
Audi Grapevine

GPI TX-AII, Inc. (TX)
dba
Audi Fort Worth

GPI TX-AIII, Inc. (TX)
dba
Audi El Paso

Subsidiaries of Group 1 Automotive, Inc.

GPI TX-ARGMIII, Inc. (NV)
dba
Cadillac of Arlington

GPI TX-DMII, Inc. (NV)
dba
Mercedes-Benz of Clear Lake
Sprinter of Clear Lake
Mercedes-Benz and Sprinter of Clear Lake

GPI TX-DMIII, Inc. (NV)
dba
Mercedes-Benz of Boerne

GPI TX-DMIV, Inc. (NV)
dba
Mercedes-Benz of Georgetown
Sprinter of Georgetown
smart center of Georgetown
Georgetown Mercedes-Benz
Georgetown Sprinter
Georgetown smart center

GPI TX-EPGM, Inc. (DE)
dba
Shamaley Buick GMC

GPI TX-F, Inc. (DE)
dba
Shamaley Ford
Shamaley Collision Center
Shamaley Collision Center of El Paso

GPI TX-FM, Inc. (NV)

GPI TX-HAII, Inc. (NV)
dba
Sterling McCall Acura Sugar Land

GPI TX-HGM, Inc. (DE)
dba
Sterling McCall Cadillac

GPI TX-HGMII, Inc. (NV)
dba
Sterling McCall Buick GMC

GPI TX-HGMIV, Inc. (NV)
dba
Sterling McCall Chevrolet
Sterling McCall Collision Center North
Sterling McCall Pre-Owned Center

GPI TX-HIII, Inc. (TX)
dba
Fernandez Honda

GPI TX-NVI, Inc. (NV)
dba
Cedar Park Nissan

GPI TX-P, Inc. (TX)
dba
Porsche El Paso

GPI TX-SBII, Inc. (DE)
dba
BMW of El Paso
MINI of El Paso

GPI TX-SBIII, Inc. (NV)
dba
BMW of Arlington
MINI of Arlington
BMW-MINI of Arlington
GP1 Collision Center of Arlington

GPI TX-SHII, Inc. (DE)
dba
Sterling McCall Hyundai South Loop
Auto Needs Superstore.com

GPI TX-SK, Inc. (DE)
dba
Gene Messer Kia
Gene Messer Auto Group

GPI TX-SKII, Inc. (NV)
dba
Kia of South Austin

GPI TX-SU, Inc. (TX)
dba
Subaru El Paso

GPI TX-SV, Inc. (DE)

GPI TX-SVII, Inc. (DE)
dba
Volkswagen of Beaumont
Mike Smith Auto Group

GPI TX-SVIII Inc. (DE)
dba
Volkswagen of Alamo Heights

GPI UK Holdings-1, LLC (NV)

GPI UK Holdings-2, LLC (NV)

Group 1 Associates, Inc. (DE)

Subsidiaries of Group 1 Automotive, Inc.

Group 1 FL Holdings, Inc. (DE)

Group 1 Funding, Inc. (DE)

Group 1 Holdings-DC, LLC (DE)

Group 1 Holdings-F, LLC (DE)

Group 1 Holdings-GM, LLC (DE)

Group 1 Holdings-H, LLC (DE)

Group 1 Holdings-N, LLC (DE)

Group 1 Holdings-S, LLC (DE)

Group 1 Holdings-T, LLC (DE)

Group 1 LP Interests-DC, Inc. (DE)

Group 1 Realty, Inc. (DE)
dba
Group 1 Realty, Inc. of Delaware (LA)
G1R New Hampshire (NH)

Harvey Ford, LLC (DE)
dba
Bohn Ford
BohnZone Collision Center
BohnZone Collision Center of West Bank

Harvey GM, LLC (DE)
dba
Bohn Buick GMC
Bohn Buick GMC Pre-Owned

Harvey Operations-T, LLC (DE)
dba
Bohn Toyota
Bohn Quality Select Used Cars

Howard-DCIII, LLC (DE)
dba
South Pointe Chrysler Dodge Jeep Ram
South Pointe Automall

Howard-GM, Inc. (DE)
dba
Bob Howard Buick GMC
Bob Howard GMC Truck
Bob Howard Collision Center
Bob Howard Collision Center of Edmond

Howard-GM II, Inc. (DE)
dba
Smicklas Chevrolet
John Smicklas Chevrolet
Bob Howard PDC
Group 1 Autoparts.com
Group 1 Autoparts
Howard Parts Distribution Center
Smicklas PDC
Smicklas Chevrolet Collision Center
Smicklas Collision Center of Oklahoma City

Howard-H, Inc. (DE)
dba
Bob Howard Honda

Howard-HA, Inc. (DE)
dba
Bob Howard Acura

Howard-SB, Inc. (DE)
dba
BMW of Tulsa

HRI Procurement, Inc. (TX)

Ira Automotive Group, LLC (DE)

Ivory Auto Properties of South Carolina, LLC (SC)

Key Ford, LLC (DE)
dba
World Ford Pensacola
World Ford Collision Center of Pensacola

Kutz-N, Inc. (DE)
dba
Courtesy Nissan

Lubbock Motors, Inc. (DE)

Lubbock Motors-F, Inc. (DE)
dba
Gene Messer Ford
Gene Messer Lincoln
Gene Messer Ford Collision Center
Gene Messer Collision Center of Lubbock
Gene Messer Auto Group

Subsidiaries of Group 1 Automotive, Inc.

Lubbock Motors-GM, Inc. (DE)
dba
Gene Messer Chevrolet
Gene Messer Auto Group
Gene Messer Accessories
Gene Messer Quality Used Cars

Lubbock Motors-S, Inc. (DE)
dba
Gene Messer Volkswagen
Gene Messer Auto Group

Lubbock Motors-SH, Inc. (DE)
dba
Gene Messer Hyundai
Gene Messer Auto Group

Lubbock Motors-T, Inc. (DE)
dba
Gene Messer Toyota
Gene Messer Auto Group

Maxwell Ford, Inc. (DE)
dba
Maxwell Ford
Maxwell Ford Supercenter
Maxwell Collision Center of Austin
Maxwell Ford Collision Center

Maxwell-GMII, Inc. (DE)
dba
Freedom Chevrolet

Maxwell-N, Inc. (DE)
dba
Town North Nissan

Maxwell-NII, Inc. (DE)
dba
Round Rock Nissan
GP1 Collision Center of Round Rock
GP1 Collision of Round Rock

McCall-F, Inc. (DE)
dba
Sterling McCall Ford
Sterling McCall Ford Collision Center
Sterling McCall Collision Center of Houston

McCall-H, Inc. (DE)
dba
Sterling McCall Honda

McCall-HA, Inc. (DE)
dba
Sterling McCall Acura

McCall-N, Inc. (DE)
dba
Sterling McCall Nissan
Sterling McCall Nissan Collision Center
Sterling McCall Nissan Collision Center of Stafford

McCall-SB, Inc. (DE)
dba
Advantage BMW
Advantage BMW Midtown
Advantage BMW of Clear Lake
Advantage MINI of Clear Lake
BMW of Clear Lake
MINI of Clear Lake

McCall-T, Inc. (DE)
dba
Sterling McCall Toyota
West Region Management Group

McCall-TII, Inc. (DE)
dba
Sterling McCall Toyota Fort Bend
Fort Bend Toyota Collision Center

McCall-TL, Inc. (DE)
dba
Sterling McCall Lexus
Sterling McCall Lexus Clear Lake
SMR Auto Glass
Sterling McCall Restoration Center
Sterling McCall Collision Center of Clear Lake

Mike Smith Automotive-H, Inc. (DE)
dba
Mike Smith Honda
Mike Smith Auto Group
Mike Smith Collision Center

Mike Smith Automotive-N, Inc. (TX)
dba
Mike Smith Nissan
Mike Smith Auto Group
Mike Smith Collision Center of Beaumont

Mike Smith Autoplaza, Inc. (TX)

Mike Smith Autoplex, Inc. (TX)

Mike Smith Autoplex Dodge, Inc. (TX)
dba
Mike Smith Chrysler Dodge Jeep Ram
Mike Smith Auto Group

Subsidiaries of Group 1 Automotive, Inc.

Mike Smith Autoplex-German Imports, Inc. (TX)
dba
Mercedes-Benz of Beaumont
Mike Smith Mercedes-Benz
Mike Smith Auto Group

Mike Smith Imports, Inc. (TX)
dba
BMW of Beaumont
Mike Smith BMW
Mike Smith Auto Group

Miller Automotive Group, Inc. (CA)

Miller-DM, Inc. (DE)
dba
Mercedes-Benz of Beverly Hills
Miller’s Mercedes-Benz of Beverly Hills
smart center Beverly Hills
Beverly Hills, Ltd.

NJ-H, Inc. (DE)

NJ-HAII, Inc. (DE)
dba
Boardwalk Acura

NJ-SV, Inc. (DE)

Rockwall Automotive-DCD, Ltd. (TX)
dba
Rockwall Chrysler Dodge Jeep Ram

Rockwall Automotive-F, Inc. (DE)
dba
Rockwall Ford
Rockwall Ford Collision Center

Tate CG, LLC (MD)

Acanthicus Empreendimentos Imobiliários Ltda. (Brazil)

AR Centro-Oeste Comércio de Veículos Ltda. (Brazil)

AR Sudeste Comércio de Veiculos Ltda. (Brazil)

AR - Veículos e Participações Ltda. (Brazil)

Barons Automotive Limited (UK)
dba
Barons Bedford BMW/MINI
Barons Cambridge Cambourne BMW/MINI
Barons Farnborough Hampshire BMW/MINI
Barons Hindhead BMW/MINI
Barons Stansted Bishop's Stortford BMW/MINI
Chandlers Brighton Portslade BMW/MINI
Chandlers Hailsham East Sussex BMW/MINI
Chandlers Worthing Rustington BMW/MINI

Barons Autostar Limited (UK)
dba
Bury St. Edmunds Mercedes-Benz
Cambridge Mercedes-Benz
Cambridge smart
Kings Lynn Mercedes-Benz
Norwich Mercedes-Benz
Norwich smart
Peterborough Mercedes-Benz
Peterborough smart

Barons Farnborough Limited (UK)

Barons Hindhead Limited (UK)

Beadles Aylesford Limited (UK)

Beadles Bromley Limited (UK)

Beadles Contract Hire Limited (UK)

Beadles Coulsdon Limited (UK)
dba
Beadles Kia Coulsdon
Beadles Kia Maidstone

Beadles Dartford Limited (UK)
dba
Beadles Volkswagen Bromley
Beadles Volkswagen Dartford
Beadles Volkswagen Maidstone
Beadles Volkswagen Sevenoaks
Beadles Van Centre

Beadles Group Limited (UK)

Beadles Maidstone Limited (UK)
dba
Beadles Škoda Maidstone
Škoda Southend

Subsidiaries of Group 1 Automotive, Inc.

Beadles Medway Limited (UK)
dba
Beadles Toyota Maidstone
Beadles Toyota Medway

Beadles Sevenoaks Limited (UK)

Beadles Sidcup Limited (UK)
dba
Beadles Jaguar Land Rover Sidcup
Beadles Jaguar Land Rover Southend

Chandlers Garage Holdings Limited (UK)

Chandlers Garage Worthing Limited (UK)

Chandlers Garage (Brighton) Limited (UK)

Chandlers (Hailsham) Limited

CVK Auto Comércio de Veiculos Ltda. (Brazil)
dba
Euro Import BMW - Cascavel
Euro Import BMW/MINI - Londrina

Elms Stansted Limited (UK)

Essex Audi Limited (UK)

Euro Import Comércio e Serviços Ltda. (Brazil)
dba
Euro Import BMW/MINI Arthur Bernardes
Euro Import BMW/MINI Marechal
Euro Import BMW Joinville
Euro Import BMW Collision Center

Euro Import Motos Comércio de Motocicletas Ltda. (Brazil)
dba
Euro Import Motos - Cascavel
Euro Import BMW - Motorrad

Euro Import Veiculos e Serviços Ltda. (Brazil)

GPI UK Partners-1, LP (UK)

GPI UK Partners-2, LP (UK)

Group 1 Automotive Reinsurance Two, Ltd. (Turks & Caicos Islands)

Group 1 Automotive UK Limited (UK)

Hodgson Automotive Limited (UK)
dba
Beadles Volkswagen Chelmsford
Beadles Volkswagen Colchester
Beadles Volkswagen Romford
Beadles Volkswagen Southend
Beadles Volkswagen Commercials Chelmsford
Chelmsford Audi
Chingford Audi
Colchester Audi
Harold Wood Audi
Southend Audi
Stansted Audi

Joi Comércio de Veiculos Ltda. (Brazil)

Myltons Limited (UK)

Oakfield Kent Limited (UK)

Ophiucus Participações Ltda. (Brazil)

Robinsons Autostar Garages Holdings Limited (UK)

Sceptrum Empreendimentos Imobiliários Ltda. (Brazil)

Shape Automotive Holdings Limited (UK)

Shape Automotive Limited (UK)

Spire Automotive Limited (UK)
dba
Barons Borehamwood - BMW/MINI
Beadles Jaguar Land Rover Watford
Beadles Jaguar Land Rover North West London
Finchley Road Audi
Hatfield Audi
Hatfield SEAT
Watford Audi
Whetstone Audi

Spire Holdings Limited (UK)

Spire Lakeside Limited (UK)

Spire Used Cars Limited (UK)

Sterling Management Holdings Limited (Cayman Islands)

Subsidiaries of Group 1 Automotive, Inc.

Sul Import Veiculos e Serviços Ltda. (Brazil)
dba
Euro Import Land Rover Curitiba
Euro Import Land Rover Londrina
Euro Import Land Rover Maringá
Euro Import Land Rover Collision Center

Think One Limited (UK)
dba
Think Ford Basingstoke
Think Ford Bracknell
Think Ford Farnborough
Think Ford Guildford
Think Ford Newbury
Think Ford Reading
Think Ford Wokingham

Torez Participações Ltda. (Brazil)

UABMotors Corretora de Seguros Ltda. (Brazil)

UAB Motors Participações Ltda. (Brazil)

UAN Motors Participações Ltda. (Brazil)

UAQ Publicidade Propaganda Ltda. (Brazil)

United Auto Aricanduva Comércio de Veiculos Ltda. (Brazil)
dba
T-Drive SJC
T-Drive Collision Center
T-Drive - Taubaté
T-Drive - Tatuapé
T-Drive Toyota - Alphaville
T-Drive - Aricanduva

United Auto Interlagos Comércio de Veiculos Ltda. (Brazil)

United Auto Nagoya Comércio de Veiculos Ltda. (Brazil)
dba
Honda - Aricanduva
Honda - Guarulhos
Honda - Santo André
Honda - São Bernardo do Campo

United Auto Participações Ltda. (Brazil)

United Auto São Paulo Comércio de Veiculos Ltda. (Brazil)

Walter Holdings Limited (UK)